Exhibit 10.01

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [******], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

AMENDMENT NUMBER SIXTEEN
TO THE AMENDED AND RESTATED NON-EXCLUSIVE DISTRIBUTION AGREEMENT

This AMENDMENT NUMBER SIXTEEN TO THE AMENDED AND RESTATED NON-EXCLUSIVE DISTRIBUTION AGREEMENT (“Amendment”) is made effective as of September 1, 2023 (“Amendment Effective Date”) by and between DexCom, Inc. (“DexCom”) and Byram Healthcare Centers, Inc. (“Distributor”). Capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.

RECITALS

WHEREAS, DexCom and Distributor previously entered into that certain Amended and Restated Non-Exclusive Distribution Agreement entered into by the Parties as of February 1, 2016 (as the same has been and may be amended from time to time, the “Agreement”); and
WHEREAS, DexCom and Distributor desire to further amend the Agreement, as more fully described herein.
AGREEMENT

NOW THEREFORE, DexCom and Distributor agree as follows:

1.Section 17, General Provisions.

a.The below subsection of Section 17, General Provisions, is hereby deleted and replaced in its entirety with the following:

i.17.1 Notice. Any notice or other communication required or permitted to be given under this Agreement shall be properly served only if it is in writing addressed as set out below or through electronic means including by e-mail to the e-mail address(es) listed below. Notice in writing may be sent by any of the following methods: (i) personal delivery; (ii) nationally recognized overnight courier service; (iii) U.S. Postal Service certified or registered mail, return receipt requested, postage prepaid; or (iv) via e-mail. Service shall be deemed to have been duly given on the date of delivery or on the date which is [******] days from the date of deposit in the U.S. Postal Service in the manner described above. Either party may change the names, address(es), and e-mail address(es) for receipt of notice by complying with this Section 17.1.

If to DexCom:     DexCom, Inc.
    6340 Sequence Drive
    San Diego, CA 92121
    Attn: Strategic Accounts Contracting

With a copy to:    DexCom, Inc.
    6340 Sequence Drive
    San Diego, CA 92121
    Attn: Legal Department

Notice E-mail:    [******] and [******]

If to Distributor:    Byram Healthcare
    120 Bloomingdale Road, Suite 301

    White Plains, NJ 10605

With a copy to:    Byram Healthcare
    Attn: Legal Department
    5302 Rancho Road
    Huntington Beach, CA 92847

Notice E-mail:    [******] & [******]

2.Schedule 1, The Products and The Prices.

a.Schedule 1 of the Agreement is hereby deleted and replaced in its entirety.

3.Exhibit 7, [******] Rebate.

a.Exhibit 7, including Exhibit 7 (A) and Exhibit 7 (B), attached hereto is hereby appended to the Agreement and made a part hereof.

4.No Further Modification. Except to the extent set forth in this Amendment, all other terms and conditions of the Agreement shall remain unmodified and in full force and effect.

[Remainder of Page Intentionally Blank;
Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the Amendment Effective Date.

DexCom, Inc.		Distributor

By:	/s/ Christophe Cantenot	By:	/s/ Neel Vadhan
Name:	Christophe Cantenot	Name:	Neel Vadhan
Title:	VP, Finance and Corporate Controller	Title:	VP, Purchasing
Date:	9/25/2023	Date:	9/22/2023

SCHEDULE 1
The Products and The Prices
[******]

EXHIBIT 7 (A)
[******] Rebate
[******]

EXHIBIT 7 (B)
Eligible Plans
[******]